IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF ARIZONA

In re: Ecotality Stores, Inc. DBA: Fuel Cell Stores Debtor	CASE NO. 2:13-BK-16128 (RJH) **BUSINESS AND INDUSTRY MONTHLY OPERATING REPORT** MONTH OF 'October 2013 DATE PETITION FILED: 9/16/2013 TAX PAYER ID NO. : 26-0602643

Nature of Debtor's Business: ______In process of liquidating assets, no operations at this time.____

DATE DISCLOSURE STATEMENT FILED ____________ TO BE FILED X

DATE PLAN OF REORGANIZATION FILED ____________ TO BE FILED X

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Susie Herrmann	CFO
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE
Susie Herrmann, CFO	11/25/2013
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

ORIGINAL SIGNATURE OF PREPARER	TITLE
PRINTED NAME OF PREPARER	DATE

PERSON TO CONTACT REGARDING THIS REPORT: Susie Herrmann

PHONE NUMBER: 602-686-6270

ADDRESS: PO Box 20336, Phoenix, AZ 85036-03

FILE ORIGINAL REPORT ELECTRONICALLY WITH THE COURT, FILE PAPER COPY WITH U.S. TRUSTEE'S OFFICE

Case Number: 2:13-BK-16128 (RJH)

CURRENT MONTH"S RECEIPTS AND DISBURSEMENTS

		BANK ACCOUNTS			Total
		Operating	Incoming Wires		
		# 6080	# 6093		
Balance at Beginning of Period		77,557.96	3,170.22		80,728.18
RECEIPTS					
Cash Sales		4,994.28	1,524.00		
Accounts Receivable			-		-
Loans and Advances					
Sale of Assets					
Transfers from Other DIP Accounts					
Other (attach list)					
TOTAL RECEIPTS		4,994.28	1,524.00		6,518.28
DISBURSEMENTS					
Business - Ordinary Operations		17,182.78			17,182.78
Capitol Improvements					
Pre-Petition Debt					
Transfers to Other DIP Accounts					
Other (attach list)					
Reorganization Expenses:					
Attorney Fees					
Accountant Fees					
Other Professional Fees					
U. S. Trustee Quarterly Fee					
Court Costs					
TOTAL DISBURSEMENTS		17,182.78	-		17,182.78
Balance at End of Month		65,369.46	4,694.22		70,063.68

*Information provided above should reconcile with balance sheet and income statement amounts

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:	
Total Disbursements From Above	17,182.78
Less: Transfers to Other DIP Accounts	
Plus: Estate Disbursements Made by Outside Sources (payments from escrow; 2-party check; etc.)	
Total Disbursements for Calculating Quarterly Fees	17,182.78

Case Number: 2:13-BK-16128 (RJH)

INCOME STATEMENT

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) year-to-date and filing-to-date information is provided, and (3) if reorganization expenses are segregated in the statement.

REVENUES	Current Month	Year to Date	Total SInce Filing
Gross Revenue	3,224.19	325,848.74	4,356.84
Less: Returns & Discounts			(9.00)
Net Revenue	3,224.19	325,848.74	4,347.84
COST OF GOODS SOLD			
Material	2,250.24	182,857.87	6,667.48
Direct Labor			
Direct Overhead (attach detail)			
Total Cost of Goods Sold	2,250.24	182,857.87	6,667.48
GROSS PROFIT	973.95	142,990.87	(2,319.64)
OPERATING EXPENSES			
Officer/Insider Compensation			
Selling & Marketing (attach detail)			
General & Administrative (attach detail)	3,724.46	46,720.83	(1,966.48)
Other Expenses (attach detail)			
Total Operating Expenses	3,724.46	46,720.83	(1,966.48)
Income Before Non-operating Income and Expense	(2,750.51)	96,270.04	(353.16)
OTHER INCOME & EXPENSE			
Other Income (attach list)			
Other Expense (attach list)			
Interest Expense			
Depreciation/Depletion			
Amortization			
Net Other Income & Expense	-	-	-
Income Before Reorganization Expense	(2,750.51)	96,270.04	(353.16)
REORGANIZATION EXPENSES			
Professional Fees			
U.S. Trustee Fees	325.00	325.00	325.00
Other (attach list)			
Total Reorganization Expenses	325.00	325.00	325.00
Income Tax			
NET PROFIT OR (LOSS)	(3,075.51)	95,945.04	(678.16)

Case Number: 2:13-BK-16128 (RJH)

COMPARATIVE BALANCE SHEET

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

ASSETS	CURRENT MONTH	PRIOR MONTH
Unrestricted Cash	70,063.68	80,728.18
Restricted Cash		
Total Cash	70,063.68	80,728.18
Accounts Receivable (net)	-	2,290.49
Inventory	27,157.87	26,687.40
Notes Receivable		
Prepaid Expenses		
Other (attach list)		
Total Current Assets		
Property, Plant & Equipment		
Less: Accumulated Depreciation		
Net Property, Plant & Equip.		
Due From Insider(s)	-	-
Intercompany Receivable (attach list)	276,138.89	264,467.92
Other (attach list)		
TOTAL ASSETS	373,360.44	(3,717,003.00)
POST-PETITION LIABILITIES		
Accounts Payable	436.20	288.00
Taxes Payable	451.96	
Notes Payable		
Professional Fees		
Secured Debt		
Intercompany Payable (attach list)	1,458.13	1,458.13
Total Post-Petition Liabilities	2,346.29	288.00
PRE-PETITION LIABILITIES		
Secured Debt		
Priority Debt		
Unsecured Debt	-	-
Intercompany Payable (attach list)	4,089,718.86	4,089,718.86
Other (attach list)	24,181.59	22,519.79
Total Pre-Petition Liabilities	4,113,900.45	4,112,238.65
TOTAL LIABILITIES	4,116,246.74	22,807.79
EQUITY		
Pre-petition Owner's Equity	(3,742,208.14)	(3,742,208.14)
Post-Petition Cumulative Profit/Loss	(678.16)	2,397.35
Total Equity	(3,742,886.30)	(3,739,810.79)
TOTAL LIABILITIES & OWNER'S EQUITY	373,360.44	(3,717,003.00)

Case Number: 2:13-BK-16128 (RJH)

STATUS OF ASSETS

*Information provided on this page should reconcile with balance sheet amounts

ACOUNTS RECEIVABLE	TOTAL	0-30 Days	31-60 Days	60+ Days
Total Accounts Receivable	-	-	-	-
Less Amount Considered Uncollectible	-			
Net Accounts Receivable	-			

DUE FROM INSIDER	
Schedule Amount	
Plus: Amount Loaned Since Filing Date	
Less: Amount Collected Since Filing Date	
Less: Amount Considered Uncollectible	
Net Due From Insiders	

INVENTORY				
Beginning Inventory	26,687.40			
Plus: Purchases	1,843.29			
Less: Cost of Goods Sold	(1,372.82)			
Ending Inventory	27,157.87		27,157.87	-

Date Last Inventory was taken: ______________________

FIXED ASSETS	SCHEDULE AMOUN	ADDITIONS	DELETIONS	Book Value
Real Property				
Buildings				
Accumulated Depreciation				
Net Buildings				
Equipment				
Accumulated Depreciation				
Net Equipment				
Autos/Vehicles				
Accumulated Depreciation				
Net Autos/Vehicles				

Provide a description of fixed assets added or deleted during the reporting period; include the date of Court order:

Case Number: 2:13-BK-16128 (RJH)

STATUS OF LIABILITIES AND SENSITIVE PAYMENTS

*Information provided on this page should reconcile with balance sheet and disbursement detail amounts

POST-PETITION LIABILITIES	TOTAL	0-30 Days	31-60 Days	61-90 Days	91+ Days
Accounts Payable *	436.20	436.20	-	-	-
Taxes Payable	451.96	451.96			
Notes Payable	-				
Professional Fees Payable	-				
Secured Debt	-				
Other (attach list)	-				
Total Post-Petition Liabilities	888.16	888.16	-	-	-

***DEBTOR MUST ATTACH AN AGED ACCOUNTS PAYABLE LISTING**

PAYMENTS TO INSIDERS AND PROFESSIONALS

Insiders			
Name	Reason for Payment	Amount Paid this Month	Total Paid to Date
Total Payments to Insiders			

Professionals				
Name	Date of Court Order Authorizing Payment	Amount Aproved	Amount Paid this Month	Total Paid to Date
Total Payments to Proffessionals				

Case Number: 2:13-BK-16128 (RJH)

CASE STATUS

QUESTIONAIRE

	YES	NO
Have any funds been disbursed from any accounts other than a Debtor-in-Possession account?		X
Are any post-petition receivables (accounts, notes or loans) due from related parties?	X	
Are any wages past due?		X
Are any U. S. Trustee quarterly fees delinquent?		X

Provide a detailed explaination of any "YES" answers to the above questions: (attach additional sheets if needed)

Business expenses received/paid by related party passed to company through intercompany receivable/payable accounts.

Current number of employees: 0

INSURANCE

Carrier & Policy Number	Type of Policy	Period Covered	Payment Amount & Frequency

What steps have been taken to remedy the problems which brought on the chapter 11 filing?

The Company is in the process of liquidating its assets for the benefit of creditors.

Identify any matters that are delaying the filing of a plan of reorganization:

None.

Case Number: 2:13-bk-16128 (RJH)

DISBURSEMENT DETAIL

Month: October 31, 2013

Account # # 6080

Bank Name Operating

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
10/1/13	Banamex	XFR TO PEP MEXICO-PAYROLL 39	1,163.03
10/1/13	AMEX	Bank Service Charge AMEX	6.86
10/2/13	Merchant Services	Bank Service Charge Merch Serv	244.35
10/7/13	AMEX	Bank Service Charge AMEX	1.45
10/8/13	Banamex	XFR TO PEP MEXICO-PAYROLL 40	1,186.08
10/15/13	Banamex	XFR TO PEP MEXICO-PAYROLL 41, SOCIAL SEC	9,084.07
10/15/13	AMEX	Bank Service Charge AMEX	30.14
10/22/13	Banamex	PEP MEXICO XFR-PAYROLL 42, WATER BILL, RE	4,253.79
10/28/13	Banamex	Transfer to PEP for payroll	1,213.01
		Total Cash/Electronic Disbursements	17,182.78

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
Total checks listed on this page				17,182.78
Total checks listed on continuation pages				

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	17,182.78

Ecotality Stores, Inc
Case Number: 2:13-BK-16128 (RJH)
General and Administrative Expenses
October 31, 2013

G&A Expenses	Current Month	Year to Date	Total SInce Filing
Bank Charges	1,282.50	16,022.60	1,318.85
Licenses		295.00	-
Marketing Expense		680.85	-
IT-Website		753.15	-
Professional Fees		395.00	-
Professional Fees-Other		700.00	-
Misc Expense		1,694.65	-
Salaries-Employees	2,916.66	28,716.72	4,237.29
Taxes		35.00	-
Payroll Tax Expense	275.00	3,050.54	412.50
Sales Tax Expense		1,235.98	(1,034.70)
Shipping Supplies		367.06	-
Bad Debt Expense	(749.70)	(6,900.72)	(6,900.42)
Total Expenses	3,724.46	47,045.83	(1,966.48)

Case Number: 2:13-BK-16128 (RJH)

Inter Company Receivables / Payables

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

	CURRENT MONTH	PRIOR MONTH
Pre Petition Inter Company Payable		
Due to Ecotality Inc.	(4,089,718.86)	(4,089,718.86)
Total Pre Petition Intercompany Payable	(4,089,718.86)	(4,089,718.86)
Post Petition Inter Company Payable		
Due to Ecotality Inc.	(1,458.13)	(1,458.13)
Total Post Petition Payable	(1,458.13)	(1,458.13)
Pre and Post Petition Inter Company Receivable		
Due to Ecotality Inc.	276,138.89	264,467.92
Total Post Petition Receiviable	276,138.89	264,467.92

Total Inter Company Receivables / (Payables)	CURRENT MONTH	PRIOR MONTH
Due to Ecotality Inc.	(3,815,038.10)	(3,826,709.07)
TOTAL Inter Company	(3,815,038.10)	(3,826,709.07)

Note: Inter company balances are a net of payables and receivables by entity

Ecotality Stores, Inc
Case Number: 2:13-BK-16128 (RJH)
Pre-Petition Liabilities
October 31, 2013

Accounts Payable

Vendor ID	Vendor	Invoice/CM #	Date	0 - 30	31 - 60	61 - 90	Over 90 days	Amount Due
VODIK	Vodik Labs	21002	10/11/12				170.00	170.00
Helio	Heliocentris	VAUG12-0409 -1	1/4/13				497.43	497.43
VODIK	Vodik Labs	21005	3/26/13				520.00	520.00
Hydrogen 2000	Hydrogen 2000	498	3/27/13				60.82	60.82
FuelCellsEtc	FuelCellsEtc		5/29/13				754.00	754.00
Fuel Cell Earth	Fuel Cell Earth LLC	103516 103520	7/8/13			1,195.21		1,195.21
Fuel Cell Earth	Fuel Cell Earth LLC	103515	7/8/13			2,834.50		2,834.50
FuelCellsEtc	FuelCellsEtc	1266	7/8/13			813.50		813.50
KeegoTech	Keego Technologies, LLC	070113	7/8/13				300.00	300.00
ULINE SHIPPING SUPPL	ULINE SHIPPING SUPPLY		7/9/13			68.00		68.00
McMaster-Carr Supply	McMaster-Carr Supply	55172642	7/11/13			160.07		160.07
FuelCellsEtc	FuelCellsEtc	1269	7/16/13			551.40		551.40
FuelCellsEtc	FuelCellsEtc	1271	7/23/13			117.25		117.25
Fuel Cell Earth	Fuel Cell Earth LLC	103539	7/24/13			1,250.66		1,250.66
Fuel Cell Earth	Fuel Cell Earth LLC	103536	7/24/13			621.36		621.36
Engineered Fibers	Engineered Fibers Technology	92671	7/31/13			370.60		370.60
Fuel Cell Earth	Fuel Cell Earth LLC	103555	7/31/13			243.54		243.54
Fuel Cell Earth	Fuel Cell Earth LLC	103557	8/5/13		1,498.50			1,498.50
Fuel Cell Earth	Fuel Cell Earth LLC	103566	8/9/13		312.54			312.54
McMaster-Carr Supply	McMaster-Carr Supply	56984484	8/9/13		79.52			79.52
HCI	Hydrogen Components Inc.	1397	8/12/13		561.00			561.00
FuelCellsEtc	FuelCellsEtc	1280	8/13/13		714.00			714.00
FuelCellsEtc	FuelCellsEtc	1279	8/13/13		1,689.80			1,689.80
NRA	NRAI, Inc.	10824636-RI	8/16/13			120.00		120.00
Engineered Fibers	Engineered Fibers Technology	92680	8/19/13		288.00			288.00
Fuel Cell Earth	Fuel Cell Earth LLC	103589	8/19/13		236.00			236.00
Fuel Cell Earth	Fuel Cell Earth LLC	103588	8/19/13		236.00			236.00
Fuel Cell Earth	Fuel Cell Earth LLC	103590	8/19/13		1,180.00			1,180.00
FuelCellsEtc	FuelCellsEtc	1275	8/21/13		53.00			53.00
HCI	Hydrogen Components Inc.	1398	8/27/13		572.35			572.35
Horizon Fuel Cells	Horizon Fuel Cell Technology HK Ltd.	5597 5607 - 82613	8/27/13			(39.00)		(39.00)
Horizon Fuel Cells	Horizon Fuel Cell Technology HK Ltd.	F0011539	8/29/13			72.00		72.00
Tornado Design	Tornado Design, LLC	106021	9/1/13			408.00		408.00
Tornado Design	Tornado Design, LLC	105927	9/1/13				272.85	272.85
FuelCellsEtc	FuelCellsEtc	1295	9/4/13	352.50				352.50
Fuel Cell Earth	Fuel Cell Earth LLC	103598	9/5/13	577.25				577.25
				929.75	7,420.71	8,787.09	2,575.10	19,712.65

A/R - Customer Deposits

Customer ID	Customer	Telephone 1	Invoice/CM #	0-30	31-60	61-90	Over 90 days	Amount Due
2517	K.U.Leuven - Dept,of Physics & Astronor	+3216321255	WT91113 - Quote 1168	(3,070.04)				(3,070.04)
3566	University of Memphis	9016782257	Visa*2807 - SO8538		(96.62)			(96.62)
5836	Paul Bader-Lehigh Univ Chem Eng.	6107584279	PPVisa*8514 - SO8366		(164.87)			(164.87)
5878	Elizabeth Messer	2566278900	Amex*4011 - SO8419	(88.14)				(88.14)
Univ OF Aveiro	Clara Magalhaes	+351234401518	PPWT72913-Quote1105			(949.36)		(949.36)
UNIWAT	University of Waterloo	519-888-4567 x 33982	CS 8576			(99.91)		(99.91)
Report Total								
								(4,468.94)

24,181.59

Ecotality Stores, Inc
Case Number: 2:13-BK-16128 (RJH)
Post-Petition AP
October 31, 2013

Accounts Payable

Vendor ID	Vendor	Contact	Telephone 1	Invoice/CM #	Date	0 - 30	31 - 60	61 - 90	ver 90 days	mount Due
Neodym Technologies	Neodym Systems Inc.	Neodym Technologies	604-464-0033	1309091	9/17/13	111.20				111.20
USTRUSTEE	U.S. Trustee Payment Center			Q32013 Fee	10/22/13	325.00				325.00
										436.20